Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bionutrics, Inc. (the "Company") on Form 10-K for the periods ending October 31, 2002, October 31, 2003 and October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Howard Lane, the principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ronald Howard Lane
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Ronald Howard Lane
Chief Executive Officer
January 6, 2005